MML SERIES INVESTMENT FUND
Supplement dated January 9, 2002 to the
Statement of Additional Information dated May 1, 2001

         Effective December 3, 2001, Wellington Management Company, LLP (''Wellington Management'') replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund's two Sub-Advisers.

         The information relating to Robert J. O'Connell, John V. Murphy and Paul DeSimone, under the section titled Management of MML Trust beginning on page B-29, is deleted.

         The following information supplements the information found under the section titled Management of MML Trust beginning on page B-29:

Frederick C. Castellani 1295 State Street Springfield, MA 01111 Age: 55
Trustee and President of the Trust

          Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (insurance and retirement services); Trustee and President (since 2001), MassMutual Institutional Funds (open-end investment company).

David W. O'Leary 1295 State Street Springfield, MA 01111 Age: 41
Vice President of the Trust

          Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.

          The following information replaces similar information found beginning on page B-36 under the section titled Investment Management and Other Services:

Wellington Management Company, LLP and Waddell & Reed Investment Management Company

          MassMutual has also entered into an interim investment sub-advisory agreement with Wellington Management and has entered into an investment sub-advisory agreement with Waddell & Reed pursuant to which each serves as investment sub-adviser for a portion of the investments of MML Small Cap Growth Equity. Wellington Management is located at 75 State Street, Boston, Massachusetts 02109. Waddell & Reed is located at 6300 Lamar, Overland Park, Kansas 66202-4247. Wellington Management manages approximately $280 billion in assets. Waddell & Reed has approximately $36 billion in assets under management.

          Wellington Management and Waddell & Reed both act as sub-adviser for MML Small Cap Growth Equity. Each sub-adviser manages a portion of the net assets of the Fund's portfolio. MassMutual pays Wellington Management a quarterly fee equal to an annual rate of .60% on the first $200 million of aggregate net assets under management (as defined above), .55% on the next $300 million, and .50% on assets over $500 million. MassMutual pays Waddell & Reed a quarterly fee equal to an annual rate of .75% on the first $100 million of aggregate net assets under management (as defined above), and .70% on assets over $100 million. Wellington Management and Waddell & Reed both provide sub-advisory services for MassMutual Small Cap Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual acts as investment manager.

           MassMutual's interim investment sub-advisory agreement with Wellington Management will expire on the earlier of (i) 150 days from December 3, 2001 or (ii) the date on which a new investment sub-advisory agreement is approved by a ''majority'' of the Fund's outstanding voting securities. MassMutual's interim investment sub-advisory agreement with Wellington Management and its investment sub-advisory agreement with Waddell & Reed will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon 10 days' written notice to Wellington Management or 90 days' written notice to Waddell & Reed or by liquidation of MML Small Cap Growth Equity.

L7353-02.1